SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2015

EMS Find, Inc.

(Exact name of Company as specified in its charter)

Nevada	333-103621	42-1771342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2248 Meridian Blvd Ste H. Minden, Nevada 89423
(Address of principal executive offices)
(303) 250-0775
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EMS FIND, INC.

Form 8-K

Current Report

Item 3.02 – Unregistered Sale Of Equity Securities.

On March 23, 2015, we approved the issuance of 50,000 restricted shares of Series A Preferred stock to the following persons in the following amounts:

NAME	SHARES	VOTES
Shang Fei	50,000	50,000,000

The foregoing Series A Preferred shares were issued in consideration for service on the Company’s Board of Directors.  Each share of Series A Preferred Stock has 1,000 votes and are non-convertible into common shares.  The total voting power of the 50,000 Series A Preferred shares is 50,000,000 votes.  The shares of Preferred stock were issued pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.  All directors are non-US persons and the transaction took place outside the United States of America.

Item 5.02 – Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers

On March 23, 2015, Mr. Matveev Anton, resigned from his position with the Company as Director. His resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On March 23, 2015, Mr. Shang Fei, was appointed as the Company’s Director and Chairman of the Board of Directors, to serve until the next annual meeting of the Shareholders and/or until his successor is duly appointed.

Shang Fei – Age 34: From 2008 until 2011, Mr. Fei worked at Emostef Design, where he was in charge of building CRM and point of sale applications where he managed sixteen programmers and designers who were responsible for the auditing and managing a software development team. Mr. Fei was also in charge of implementing improvements to all the IT software and procedures of UI/UX implementation, testing, and the evaluations. In 2012, Mr. Fei moved over to Soanhill Ventures, until the end of 2014, where he managed all aspects of the software development lifecycle for customized software solutions in various industries.  While at Soanhill, Mr. Fei also managed the system integration and migrations, where he led the transition of old programs to new platforms, upgraded servers, applications and databases for client companies. As of 2015, Mr. Fei is now focusing his full attention and effort onto his duties with the Company. Due to Mr. Fei’s technological experience and his ability to manage teams of employees we are excited to have Mr. Fei on our board of directors.

Item 9.01 – Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
17.1	Resignation of Matveev Anton as Director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS Find, Inc.. Date: March 26, 2015 By: /s/ Matveev Anton Matveev Anton President, and CEO